CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 30, 2019	Mar. 31, 2018
CONSOLIDATED STATEMENTS OF OPERATIONS
Net sales	$ 155,353	$ 135,257
Type of Revenue	us-gaap:ProductMember	us-gaap:ProductMember
Cost of goods sold	$ 78,726	$ 78,068
Gross profit	76,627	57,189
Selling, general, and administrative expenses	67,843	53,945
Operating income	8,784	3,244
Interest expense	(6,067)	(8,126)
Other (expense) income	63	(18)
Income before income taxes	2,780	(4,900)
Income tax (expense) benefit	(613)	1,639
Net income attributable to YETI Holdings, Inc.	$ 2,167	$ (3,261)
Net income (loss) per share
Basic	$ 0.03	$ (0.04)
Diluted	$ 0.03	$ (0.04)
Weighted average common shares outstanding
Basic	84,196	81,419
Diluted	85,857	81,419